Summary Prospectus 2014 BMO Small-Cap Growth Fund

Class Y MRSCX	Class I MSGIX	As of December 29, 2014 as supplemented June 1, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/equity. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)(2)	0.93%	0.93%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.47%	0.22%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses(4)	1.41%	1.16%

(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2014. Under the investment advisory agreement, the Fund pays a management fee of 0.95% on the Fund’s first $500,000,000 of average daily net assets.

(2)	Management Fees and Other Expenses have been restated to reflect current fees, effective June 1, 2015.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.44% for Class Y and 1.19% for Class I through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$144	$118
3 Years	$446	$368
5 Years	$771	$638
10 Years	$1,691	$1,409

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $7.5 billion as of October 31, 2014 and the median market capitalization of companies in the Index as of the same period was $821 million.

The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

www.bmofundsus.com

Summary Prospectus 2014 BMO Small-Cap Growth Fund

Class Y MRSCX	Class I MSGIX	As of December 29, 2014 as supplemented June 1, 2015

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2004-2013)

The return for the Class Y shares of the Fund from January 1, 2014 through September 30, 2014 was (5.64)%

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2011	19.81%
Worst quarter	9/30/2011	(24.00)%

Average Annual Total Returns through 12/31/13

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 10/31/95)
Return Before Taxes	42.25%	25.00%	11.74%	N.A.
Return After Taxes on Distributions	36.25%	23.44%	10.25%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	25.17%	20.36%	9.36%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	42.58%	25.27%	N.A.	12.49%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%	11.56%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	40.99%	22.20%	8.27%	9.76%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index (LSCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has managed or co-managed the Fund since April 2004.

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Summary Prospectus 2014 BMO Small-Cap Growth Fund

Class Y MRSCX	Class I MSGIX	As of December 29, 2014 as supplemented June 1, 2015

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2014 BMO Small-Cap Growth Fund

Class Y MRSCX	Class I MSGIX	As of December 29, 2014 as supplemented June 1, 2015

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